UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2004

(Date of earliest event reported)

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (512) 837-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

( ) Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets
Item 2.03: Creation of a Direct Financial Obligation
Item 9.01: Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
2nd Amendment to Loan Agreement
Security Agreement
Subordinated Debenture
Term Note
Press Release

Item 2.01: Completion of Acquisition or Disposition of Assets

     On October 1, 2004, the Registrant, Citizens, Inc., through its primary insurance subsidiary, Citizens Insurance Company of America (“CICA”), completed the acquisition of Security Plan Life Insurance Company (“Security”), a Louisiana-domiciled stock life insurance company. Security was acquired from its owner, Mayflower National Life Insurance Company (“Mayflower”) pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) entered into by Citizens and Mayflower on June 17, 2004, under which CICA purchased all of the outstanding common stock of Security. The Purchase Agreement was included as an exhibit to a Form 8-K of Citizens filed on June 21, 2004.

     Under the Purchase Agreement, CICA paid $85 million in cash for Security. CICA paid the purchase price with internal funds and through a $30 million borrowing on Citizens’ line of credit.

     Citizens issued a press release on October 1, 2004, announcing the acquisition which is filed as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

Item 2.03: Creation of a Direct Financial Obligation

     As part of the financing for the acquisition of Security as discussed in the above item, Citizens borrowed $30 million against its line of credit with Regions Bank and loaned the money to CICA. In connection therewith, Citizens entered into a Second Amendment to Loan Agreement dated October 1, 2004 with Regions Bank (the “Amended Loan Agreement”). Under the Amended Loan Agreement, Citizens converted into a term loan its $30 million advance against the line of credit. Under the term loan, Citizens is to repay the principal portion of the loan in ten semi-annual installments of $3,000,000 beginning on May 1, 2005, with the final installment of principal and any accrued and unpaid interest due on November 1, 2009. Interest on the unpaid principal balance of the loan is to be paid on the fifth day of each month following the end of each fiscal quarter of Citizens. The interest rate is equal to 30-day LIBOR (London InterBank Offered Rate) plus 1.80% per year.

     Because the maximum borrowing authorization on Citizens line of credit is $30 million, the line has been drawn down to zero. Under the Amended Loan Agreement, upon any prepayment or repayment of the term loan described above, the line of credit is to be reinstated to an aggregate amount equal to the difference between (a) $30 million minus (b) the aggregate outstanding prinicipal amount under the term loan.

     CICA has issued to Citizens a Subordinated Debenture in the principal amount of $30 million plus interest equal to 30-day LIBOR (London InterBank Offered Rate) plus 1.80% per year. Because CICA is a insurance company formed under the laws of Colorado, under the subordinated debenture, any principal and accrued interest is not a legal liability of CICA until repayment of interest or principal has received the prior written approval of the Commissioner of Insurance for the State of Colorado. Under Colorado Insurance law, repayment under the subordinated debenture may only be made out of the surplus funds of CICA. The subordinated debenture is subordinate to policyholders and to claimant and beneficiary claims, as well as to all other classes of creditors senior to the subordinated debenture. In the event of a reorganization, dissolution or liquidation of CICA, Citizens (or successor stockholders of CICA) will be entitled to a preferential right in the remaining assets of CICA equal to the unpaid principal and accrued interest under the subordinated debenture.

     In connection with the Amended Loan Agreement, CICA entered into a Security Agreement with Regions Bank dated October 1, 2004. Pursuant to the security agreement, CICA granted a security interest in all of the outstanding shares of common stock of Security purchased by CICA (the “Collateral”) by delivering to Regions Bank possession of the shares. In addition, CICA agreed that the Collateral will also extend to the following property that CICA becomes entitled to receive in connection with the Collateral: (a) any stock certificate representing a stock dividend or any certificate in connection with a recapitalization, merger, combination or similar transaction regarding Security; (b) any option warrant or subscription right with respect to the Collateral; (c) any dividends or distributions by Security; (d) any interest in principal payments; and (e) any conversion or redemption proceeds relating to the Collateral; provided, however, that unless there is an event of default on the term loan by Citizens, CICA shall be entitled to all cash dividends and all principal and interest paid on the Collateral. Although Regions Bank will hold the Collateral in its possession, CICA retains the voting rights incident to the Collateral as long as term loan is not in default.

Item 9.01: Financial Statements and Exhibits

     (a) It is impracticable to provide financial statements relative to Security at this time. In accordance with Item 9.01(a)(4), Citizens will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 71 days after this report on Form 8-K must be filed.

     (b) It is impracticable to provide pro forma financial information relative to Security and the Citizens at this time. In accordance with Item 9.01(b)(2), Citizens will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 71 days after this report on Form 8-K must be filed.

(c) Exhibits

     Filed herewith is the following exhibit:

Exhibit No.	Description
10.11(a)	Second Amendment to Loan Agreement between Citizens, Inc. and Regions Bank dated October 1, 2004.

10.11(b)	Security Agreement between Citizens Insurance Company of America and Regions Bank dated October 1, 2004.

10.11(c)	Subordinated Debenture dated October 1, 2004, issued by Citizens Insurance Company of America to Citizens, Inc.

Exhibit No.	Description
10.11(d)	Term Note dated October 1, 2004, issued by Citizens, Inc. to Regions Bank.

99.1	Press Release dated October 1, 2004.

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.
By:	/s/ Mark A. Oliver
Mark A. Oliver, President

Date: October 6, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.11(a)	Second Amendment to Loan Agreement between Citizens, Inc. and Regions Bank dated October 1, 2004.

10.11(b)	Security Agreement between Citizens Insurance Company of America and Regions Bank dated October 1, 2004.

10.11(c)	Subordinated Debenture dated October 1, 2004, issued by Citizens Insurance Company of America to Citizens, Inc.

10.11(d)	Term Note dated October 1, 2004, issued by Citizens, Inc. to Regions Bank.

99.1	Press Release dated October 1, 2004.